GUARANTY AGREEMENT


                THIS GUARANTY AGREEMENT (this "Guaranty"), dated as of June 11, 1997, made by ARIZONA REPAIR SERVICES, INC., an Arizona corporation ("ARS"), and ENHANCED SYSTEMS, INC., an Arizona corporation ("ESI", ARS and ESI are referred to herein individually as a "Guarantor" and collectively as the "Guarantors"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (the "Guaranteed Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                WHEREAS, Vodavi Communications Systems, Inc., an Arizona corporation formerly known as V Technology Acquisition Corp. (the "Borrower"), and the Guaranteed Party are parties to an Amended and Restated Credit Agreement, dated as of April 11, 1994, as amended and restated effective as of June 11, 1997 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), pursuant to which the Guaranteed Party has committed to make a Revolving Credit Loan available to the Borrower; and

                WHEREAS, the Borrower and the Guarantors share an identity of interests as members of a consolidated group of companies engaged in similar businesses, and the making of the Revolving Credit Loan available to the Borrower will facilitate expansion and enhance the overall financial strength and stability of the Borrower's corporate group, including the Guarantors; and

                WHEREAS, it is a condition precedent to the Guaranteed Party's obligations to make the Revolving Credit Loan available under the Credit Agreement that the Guarantors execute and deliver this Guaranty, and the Guarantors desire to execute and deliver this Guaranty to satisfy such condition precedent.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Guaranteed Party to make the Revolving Credit Loan available under the Credit Agreement, each Guarantor hereby agrees as follows:

                1.  Guaranty  of   Obligations.   (a)  Each   Guarantor   hereby
absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party the prompt payment when due, whether at stated maturity, by acceleration or otherwise, of the Revolving Credit Loan and all other Obligations (as defined in the Credit Agreement, and including all renewals, extensions, modifications, and
refinancings  thereof)  now  or  hereafter  existing,   whether  for  principal,
interest, fees, expenses or otherwise, and all expenses (including reasonable attorney's fees and expenses) incurred by the Guaranteed Party in enforcing any of its rights under the Credit Agreement and the other Loan Documents (all of the foregoing, collectively, the "Guaranteed Obligations"). Any and all payments made by any Guarantor hereunder shall be made free and clear of and without deduction for any set-off, counterclaim, or
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withholdings so that, in each case, the Guaranteed  Party shall receive the full amount that it would otherwise be entitled to receive with respect to the Guaranteed Obligations.

                (b) Each Guarantor acknowledges and agrees that this Guaranty is a guaranty of payment and not of collection and that the liability of such Guarantor under this Guaranty shall be immediate and primary and shall not be contingent upon the exercise or enforcement by the Guaranteed Party of any remedies the Guaranteed Party may have against the Borrower or any other Guarantor any other person or the enforcement of any lien or realization upon any collateral the Guaranteed Party may at any time possess for any of the Guaranteed Obligations.

                2. Maximum Liability; Contribution. (a) It is the intention of each of the Guarantors and the Guaranteed Party that each Guarantor's obligations hereunder shall be in, but not in excess of, the maximum amount (the "Maximum Guaranty Liability") permitted by applicable federal bankruptcy, state insolvency, fraudulent conveyance or transfer or similar laws ("Applicable Law"). To that end, but only to the extent such obligations would otherwise be subject to avoidance under Applicable Law if any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, each Guarantor's respective obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Guarantor insolvent, or leave such Guarantor with unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have been incurred under Applicable Law. As used herein, the terms "insolvent" and "unreasonably small capital" shall likewise be determined in accordance with Applicable Law. This
Section is intended solely to preserve the rights of the Guaranteed Party hereunder to the maximum extent permitted by Applicable Law, and neither the Guarantors nor any other Persons shall have any right or claim under this Section that would not otherwise be available under Applicable Law. Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Guaranty Liability of such Guarantor without impairing this Guaranty or affecting the rights and remedies of the Guaranteed Party hereunder.

                (b) If and to the extent that any Guarantor shall, under this Guaranty make a payment (a "Guarantor Payment") of all or any portion of the Guaranteed Obligations, then such Guarantor shall be entitled to contribution and indemnification from, and shall be reimbursed by, each of the other Guarantors (collectively the "Contributing Guarantors") in an amount, for each such Contributing Guarantor, equal to a fraction of such Guarantor Payment, the numerator of which fraction is such Contributing Guarantor's Allocable Amount of such Guarantor Payment and the denominator of which is the sum of all of the Allocable Amounts of such Guarantor Payment of all of the Contributing Guarantors. As of any date of determination thereof and with respect to any Guarantor Payment, the "Allocable Amount" of each Contributing Guarantor shall be equal to the maximum amount of liability which could be asserted against such Contributing Guarantor under this Guaranty with respect to such Guarantor Payment without (i) rendering such Contributing Guarantor insolvent, (ii)
                                      -2-
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leaving such Contributing  Guarantor with unreasonably  small capital to conduct its business, or (iii) causing such Contributing Guarantor to have incurred debts beyond its ability to pay such debts as they mature. As used in this
Section 2(b), the terms "insolvent" and "unreasonably small capital" shall be determined in accordance with Applicable Laws. This Section 2(b) is intended only to define the relative rights and obligations of the Guarantors with respect to any and all Guarantor Payments, and nothing set forth in this Section 2(b) is intended to or shall otherwise modify, affect or impair the obligations of the Guarantors, jointly and severally, to pay any or all of the Guaranteed Obligations as and when the same shall become due and payable in accordance with the terms of this Guaranty. Each of the Guarantors hereby acknowledges that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Guarantor to which such contribution and indemnification is owing hereunder. The agreements contained in this Section 2(b) shall continue in full force and effect and may not be terminated or otherwise revoked by any Guarantor until all of the Guaranteed Obligations have been indefeasibly paid in full, all Commitments under the Credit Agreement have terminated or expired, and the Credit Agreement and the other Loan Documents shall have been terminated in accordance with the terms thereof.

                3. Guaranty Absolute. This Guaranty shall in all respects be an absolute, unconditional and irrevocable guaranty of payment of the Guaranteed Obligations and each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guaranteed Party with respect thereto. The liability of each Guarantor under this Guaranty shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, modified or otherwise affected by any circumstance or occurrence whatsoever, including without limitation any of the following (whether or not any Guarantor consents thereto or has notice thereof): (i) any change in or waiver of the time, place or manner of payment, or any other term, of any of the Guaranteed Obligations or Loan Documents, any waiver of or any renewal, extension, increase, amendment or modification of or addition, consent or supplement to or deletion from, or any other action or inaction under or in respect of, any of the Guaranteed Obligations or Loan Documents or any other document, instrument or agreement referred to therein or any assignment or transfer of any of the Guaranteed
Obligations  or  Loan  Documents;  (ii)  any  lack  of  validity,   legality  or
enforceability  of any of the  Guaranteed  Obligations  or Loan Documents or any
other document, instrument, or agreement referred to therein or of any assignment or transfer of any of the foregoing; (iii) any furnishing to the
Guaranteed Party of any additional collateral for any of the Guaranteed Obligations or any sale, exchange, release or surrender of, or realization on, any collateral for any of the Guaranteed Obligations; (iv) any settlement, release or compromise of any of the Guaranteed Obligations or Loan Documents, any collateral therefor, or any liability of any other party (including without
limitation  any  other   guarantor)  with  respect  to  any  of  the  Guaranteed
Obligations or Loan Documents, or any subordination of payment of any of the Guaranteed Obligations to the payment of any other indebtedness, liability or obligation of the Borrower; (v) any bankruptcy, insolvency, reorganization, composition, adjustment, merger, consolidation, dissolution, liquidation or
                                      -3-
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other like proceeding or occurrence relating to the Borrower or any other change
in  the   ownership,   composition   or  nature  of  the   Borrower;   (vi)  any
non-perfection, subordination, release, avoidability or voidability of any security interest, security title, pledge, collateral assignment or other lien of the Guaranteed Party on any collateral for any of the Guaranteed Obligations or this Guaranty; (vii) any application of sums paid by the Borrower or any other person with respect to any of the Guaranteed Obligations, except to the extent actually applied against the Guaranteed Obligations, regardless of what other liabilities of the Borrower remain unpaid; (viii) the failure of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against the Borrower or any other person (including any other guarantor of any of the Guaranteed Obligations) under the provisions of any of the Loan Documents or otherwise, or any failure of the Guaranteed Party to exercise any right or remedy against any other guarantor of or any collateral for any of the Guaranteed Obligations; (ix) any other act or failure to act by the Guaranteed Party which may adversely affect any Guarantor; or (x) any other circumstance which might otherwise constitute a defense against, or a legal or equitable discharge of, any Guarantor's liability under this Guaranty.

                4. Guaranty Continuing; Reinstatement. This Guaranty shall in all respects be a continuing and irrevocable guaranty of payment and shall remain in full force and effect until the Termination Date. If claim is ever made upon the Guaranteed Party for repayment or recovery of any amount received by the Guaranteed Party in payment or on account of any of the Guaranteed Obligations, and if the Guaranteed Party repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Guaranteed Party or any of its property or (ii) any settlement or compromise of any such claim effected by the Guaranteed Party with any such claimant (including without limitation the Borrower or a trustee, conservator or receiver for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation or cancellation of this Guaranty or of any of the Loan Documents, and each Guarantor shall be and remain liable to the Guaranteed Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been paid to the Guaranteed Party and each Guarantor's obligations and liabilities to the Guaranteed Party under this Guaranty shall be reinstated to such extent and this Guaranty and any collateral for this Guaranty shall remain in full force and effect (or shall be reinstated) to such extent. Each Guarantor hereby expressly waives the benefit of any applicable statute of limitations and agrees that it shall be liable under this Guaranty whenever the Guaranteed Party seeks to enforce such liability against such Guarantor or its property.

                5. Waivers and Consents. Each Guarantor hereby waives: (i) notice of acceptance of this Guaranty by the Guaranteed Party; (ii) notice of the creation, existence, acquisition, extension, or renewal of any of the Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations outstanding from time to time, subject, however, to each Guarantor's right to make inquiry of the Guaranteed Party at reasonable intervals to ascertain the amount of Guaranteed Obligations then outstanding; (iv) except as otherwise expressly required under the Loan Documents, notice of any default or event of default under any of the Loan Documents or with respect to any of the Guaranteed Obligations or notice of any other adverse change in the Borrower's financial condition or means or ability to pay any of the Guaranteed Obligations or perform its obligations under any of the Loan Documents or notice of any other fact which might increase any Guarantor's risk hereunder; (v) notice of presentment, demand, protest, and notice of dishonor or nonpayment as to any instrument; (vi) notice of any acceleration or other demand for payment of any of the Guaranteed Obligations; and (vii) all other notices and demands to which any Guarantor might otherwise be entitled with respect to any of the Guaranteed Obligations or the Loan Documents or with respect to the Guaranteed Party's enforcement of its rights and remedies thereunder. Each Guarantor further waives any right such Guarantor may have, by statute or otherwise, to require the Guaranteed Party to seek recourse first against the Borrower or any other person, or to realize upon any collateral for any of the Guaranteed Obligations, as a condition precedent to enforcing such Guarantor's liability and obligations under this Guaranty, and each Guarantor further waives any defense arising by reason of any incapacity or other disability of the Borrower or by reason of any other defense which the Borrower may have on any of the Guaranteed Obligations or under any of the Loan Documents. Each Guarantor consents and agrees that, without notice to or consent by any Guarantor and without affecting or impairing the liability of any Guarantor under this Guaranty, the Guaranteed Party may compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Guaranteed Obligations or Loan Documents, or may refuse to enforce or may release all or any parties to any or all of the Guaranteed Obligations (including without limitation any other guarantor thereof) or any collateral therefor, or may grant other indulgences to the Borrower or such other parties in respect thereof, or may waive, amend or supplement in any manner the provisions of any of the Loan Documents or any other document, instrument or agreement relating to or securing any of the Guaranteed Obligations (other than this Guaranty), or may release, surrender, exchange, modify, or compromise any and all collateral securing any of the Guaranteed Obligations or in which the Guaranteed Party may at any time have a lien, or may refuse to enforce its rights or may make any compromise or settlement or agreement therefor, in respect of any and all of such collateral, or with any party to any of the Guaranteed Obligations or Loan Documents, or with any other person, or may release or substitute any one or more of the other endorsers or guarantors of the Guaranteed Obligations whether parties to this Guaranty or not, or may exchange, enforce, waive or release any collateral for any guaranty of any of the Guaranteed Obligations. Each Guarantor further consents and agrees that the Guaranteed Party shall not be under any obligation to marshal any assets in favor of such Guarantor or against or in payment of any of the Guaranteed Obligations.

                6. Subrogation and Other Rights. Each Guarantor agrees that no payment, performance or enforcement of such Guarantor's liabilities and obligations under this Guaranty shall cause such Guarantor, by subrogation or otherwise, to acquire any of the Guaranteed Party's rights against the Borrower or any property of the Borrower (or any interest in such rights) unless and until the Guaranteed Party has received full and indefeasible payment of all of the Guaranteed Obligations.

                7. Cross-Collateralization. Each Guarantor's obligations and liabilities to the Guaranteed Party under this Guaranty shall be secured by (i) any and all property pledged by such Guarantor to the Guaranteed Party or in which the Guaranteed Party is granted a Lien pursuant to the Security Agreement or any other Collateral Document from such Guarantor to the Guaranteed Party and any and all other security interests, security titles, pledges, collateral assignments or other Liens which the Guaranteed Party may now or hereafter have or acquire in, to or on any real or personal property assets of such Guarantor, whether such assets now exist or are hereafter acquired, except to the extent that such Guarantor's obligations and liabilities hereunder are expressly excluded from the coverage of any such Lien under the express terms of the mortgage, security deed, security agreement, pledge agreement, collateral assignment or other document which granted or grants such Lien.

                8. Guarantor Due Diligence and Benefit. Each Guarantor is fully aware of the financial condition, assets and prospects of the Borrower, and each Guarantor is executing and delivering this Guaranty based solely upon such Guarantor's own independent investigation thereof and in no part upon any representation, warranty or statement of the Guaranteed Party with respect to the Borrower's financial condition, assets or prospects. Each Guarantor is in a position to and hereby assumes full responsibility for obtaining any and all information concerning the Borrower's financial condition, assets and prospects as such Guarantor may now or hereafter deem material to such its decision to enter into and become liable under this Guaranty and such Guarantor is not relying upon, nor does such Guarantor expect the Guaranteed Party to furnish it with any information which may be now or hereafter in the Guaranteed Party's possession concerning the Borrower's financial condition, assets or prospects. Each Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of guaranty, which risks such Guarantor understands may include, without limitation, the possibility that the Borrower may incur additional indebtedness to the Guaranteed Party for which such Guarantor may be liable hereunder after the Borrower's financial condition or means or ability to pay its lawful debts when they fall due has deteriorated. Each Guarantor further acknowledges and agrees that any credit or other financial accommodations now or hereafter extended by the Guaranteed Party to the Borrower and any and all forbearances with respect to the Borrower or its assets which the Guaranteed Party may now or hereafter grant are and will be of direct interest, benefit and advantage to such Guarantor.

                9. Guaranteed Party's Accounts and Records; Application of Payments. Each Guarantor agrees that, in the absence of manifest error, any and all books and records relating to the Guaranteed Obligations which are prepared and maintained by the Guaranteed Party shall constitute prima facie evidence of the existence and amount of the Guaranteed Obligations. In the event that the Guaranteed Party sends to the Borrower any periodic or other statements of account with respect to any or all of the Guaranteed Obligations, each such statement rendered by the Guaranteed Party shall, in the absence of manifest error, be deemed final, binding and conclusive upon each Guarantor unless the Guaranteed Party is notified by the Borrower in writing to the contrary within thirty (30) days after the date such statement was sent by the Guaranteed Party to the Borrower (and each such notice shall only be deemed an objection to those items specifically objected to therein). Each Guarantor irrevocably waives the right to direct the application of any and all payments and collections at any time hereafter received by the Guaranteed Party from or on behalf of the Borrower,
                                      -6-
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any Guarantor or otherwise with respect to any of the Guaranteed Obligations and each Guarantor does hereby irrevocably agree that the Guaranteed Party shall have the continuing exclusive right to apply and re-apply any and all such payments and collections received at any time hereafter by the Guaranteed Party against the Guaranteed Obligations in such manner and order as the Guaranteed Party may deem advisable, notwithstanding any contrary entry by the Guaranteed Party upon any of its books and records.

                10. Automatic Acceleration of Guaranty. Upon the occurrence of any Event of Default described in Section 8.1(f), (g) or (h) of the Credit Agreement, all of the Guaranteed Obligations shall be deemed immediately due and payable, without notice or demand of any kind by the Guaranteed Party, and each Guarantor agrees immediately to pay the Guaranteed Obligations in full, irrespective of whether any or all of the Guaranteed Obligations can then be accelerated against the Borrower and irrespective of any right which the Borrower then may have under any bankruptcy, receivership, insolvency or moratorium law to cure defaults and reinstate the maturities of the Obligations.

                11. Notices to Guarantors. All notices, demands and other communications hereunder or under any of the other Loan Documents by the Guaranteed Party to any Guarantor shall be effective (i) if given by telecopy, when such communication is transmitted to the telecopy number set forth beneath such Guarantor's signature below (with such telecopy promptly confirmed by delivery of a copy by personal delivery or U.S. mail as otherwise provided in this Section), (ii) if given by mail within the United States of America, three
(3) days after such communication is deposited in the United States mail with first class postage prepaid, return receipt requested addressed to such Guarantor at its address set forth beneath such Guarantor's signature below,
(iii) if sent for overnight delivery within the United States of America by Federal Express or other reputable national overnight delivery service, one (1) Business Day after such communication is entrusted to such service for overnight delivery and with recipient signature required, addressed as aforesaid or (iv) if given by any other means, when delivered at the address of the party to whom such notice is being delivered. Any Guarantor may designate a different address or telecopy number for such Guarantor's receipt of such notices or other communications but no such change shall be effective unless and until the Guaranteed Party actually receives written notice thereof from such Guarantor.

                12. Collection Costs. Each Guarantor shall be liable to the Guaranteed Party for, and shall pay to the Guaranteed Party on demand, all reasonable costs (including without limitation reasonable attorney's fees and expenses) incurred by the Guaranteed Party in enforcing performance of or collecting any payments due under this Guaranty.

                13. Assignment and Transfer. This Guaranty shall be binding upon each Guarantor and its successors and permitted assigns and shall inure to the benefit of and be enforceable by the Guaranteed Party and its successors and permitted assigns. Without limiting the generality of the preceding sentence, the Guaranteed Party may assign or grant participations in all or any part of the Guaranteed Obligations, whereupon such assignee or participant shall become entitled to all of the rights in respect thereof granted to the Guaranteed Party herein.

                14. Governing Law. This Guaranty shall be governed by the internal laws of the State of New York (without giving effect to its conflicts of law rules).

                15. Subordination of Borrower's and other Credit Party's Obligations to the Guarantors. As an independent covenant, each Guarantor hereby expressly covenants and agrees for the benefit of the Guaranteed Party that all present or future indebtedness, obligations and liabilities of the Borrower or any other Credit Party (including without limitation any other Guarantor) to any Guarantor of whatsoever description (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to all Obligations of the Borrower or any such other Credit Party to the Guaranteed Party (collectively, the "Senior Claims"), effective upon the occurrence and during the continuance of an Event of Default under the Credit Agreement. If an Event of Default under the Credit Agreement shall occur, then, unless and until such Event of Default shall have been cured or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made by the Borrower or any other Credit Party to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the Senior Claims. In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities, by set-off or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the Senior Claims. For the purposes of the previous sentence, a "Proceeding" shall occur if the Borrower or any other Credit Party shall make an assignment for the benefit of creditors, file a petition in bankruptcy, have entered against or in favor of it an order for relief under the Bankruptcy Code or similar law of any other jurisdiction, generally fail to pay its debts as they come due (either as to number or amount), admit in writing its inability to pay its debts generally as they mature, make a voluntary assignment for the benefit of creditors, commence any proceeding relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or by any act, indicate its consent to, approval of or acquiescence in any such proceeding or in the appointment of any receiver of, or trustee or custodian (as defined in the Bankruptcy Code) for itself, or any substantial part of its property, or a trustee or a receiver shall be appointed for the Borrower or any other Credit Party or for a substantial part of the property of the Borrower or any other Credit Party, or a petition under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute or any jurisdiction (whether now or hereafter in effect) shall be filed against the Borrower or any other Credit Party. In the event any direct or indirect payment or distribution is made to any Guarantor in contravention of this Section, such payment or distribution shall be deemed received in trust for the benefit of the Guaranteed Party and shall be immediately paid over to the Guaranteed Party for application against the Senior Claims. Each Guarantor agrees to execute such additional documents as the Guaranteed Party may reasonably request to evidence the subordination provided for in this Section.

                16. Miscellaneous. (a) This Guaranty (together with any collateral documents executed by any Guarantor to secure its obligations and liabilities hereunder) constitutes the sole and entire agreement between the Guarantors and the Guaranteed Party with respect to the subject matter hereof and supersedes and replaces any and all prior agreements, understandings, negotiations or correspondence between them with respect thereto, including without limitation any and all prior guaranty agreements executed by any Guarantor in favor of the Guaranteed Party with respect to any or all of the Guaranteed Obligations.

                (b) Time is of the essence of this Guaranty.

                (c) Words importing the singular number hereunder shall include the plural number and vice versa and any pronouns used herein shall be deemed to cover all genders. The term "person" as used herein means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated association, or government (or any agency or political subdivision thereof).

                (d) Wherever possible, any provision in this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                (e) No amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective or binding upon the Guaranteed Party unless the Guaranteed Party shall first have given written consent thereto. Any such amendment, waiver or consent which is so granted by the Guaranteed Party shall apply only to the specific occasion which is the subject of such amendment, waiver or consent and shall not apply to the occurrence of the same or any similar event on any future occasion. No failure on the part of the Guaranteed Party to exercise, and no delay by the Guaranteed Party in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right by the Guaranteed Party. No notice to or demand on any Guarantor in any case by the Guaranteed Party hereunder shall entitle such Guarantor to any further notice or demand in any similar or other circumstances or constitute a waiver of the rights of the Guaranteed Party to take any other or future action in any circumstances without notice or demand. The remedies provided to the Guaranteed Party in this Guaranty are cumulative and not exclusive of any other remedies provided by law.

                (f) This Guaranty may be executed in one or more counterparts and each such counterpart shall constitute an original and all such counterparts together shall constitute one and the same instrument.

                (g) All Section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of the provisions of this Guaranty.

                17. Jury Trial Waiver; Consent to Jurisdiction and Venue. EACH GUARANTOR HEREBY WAIVES ANY RIGHT SUCH GUARANTOR MAY HAVE

UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST ANY GUARANTOR, THE GUARANTEED PARTY OR THE BORROWER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS GUARANTY OR ANY OF THE LOAN DOCUMENTS. IN THE EVENT ANY SUCH SUIT OR LEGAL ACTION IS COMMENCED BY THE GUARANTEED PARTY, EACH GUARANTOR HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE CITY AND STATE OF NEW YORK, BOROUGH OF MANHATTAN, WITH RESPECT TO SUCH SUIT OR LEGAL ACTION, AND EACH GUARANTOR ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND COUNTY AND EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.

                  [Remainder of page intentionally left blank]

                IN WITNESS WHEREOF, the Guarantors have executed and delivered this Guaranty by its duly authorized officer as of the date first above written.

                                        ARIZONA REPAIR SERVICES, INC.


                                         By: /s/ Greg Roeper
                                            ------------------------------------
                                         Title: CFO and V.P.
                                               ---------------------------------

                                        Address for Notices:
                                        --------------------

                                        8300 East Raintree Drive
                                        Scottsdale, Arizona  85260
                                        Attn:  Greg Roeper
                                        Telecopy: (602) 483-0144

                                        ENHANCED SYSTEMS, INC.


                                         By: /s/ Greg Roeper
                                            ------------------------------------
                                         Title: Secretary and Treasurer
                                               ---------------------------------

                                        Address for Notices:
                                        -------------------

                                        8300 East Raintree Drive
                                        Scottsdale, Arizona  85260
                                        Attn:  Greg Roeper
                                        Telecopy: (602) 483-0144

SECTION 15 OF THE FOREGOING
GUARANTY ACKNOWLEDGED AND
AGREED TO:

VODAVI COMMUNICATIONS
SYSTEMS, INC.


By: /s/ Greg Roeper
   ------------------------------------
Title: CFO and V.P.
      ---------------------------------
                                      -11-